EXHIBIT 99
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                                            WFMBS MORTGAGE LOAN POOL
                                       10-YEAR THROUGH 15-YEAR FIXED RATE
                                       NON-RELOCATION/RELOCATION MORTGAGES
                                              WFMBS SERIES 2003-02
                                            POOL PROFILE (1/10/2003)

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                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $400,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Feb-02
     INTEREST RATE RANGE                                          5.125-7.625
     GROSS WAC                                                         5.860%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                               1 bps
     WAM (in months)                                                      178                (+/- 2 month)

     WALTV                                                                57%                (maximum +5%)

     CALIFORNIA %                                                         35%                (maximum 40%)

     AVERAGE LOAN BALANCE                                            $490,000           (maximum $525,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,200,000         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 18%               (maximum  +5%)

     PRIMARY RESIDENCE %                                                  96%                (minimum -5%)

     SINGLE-FAMILY DETACHED %                                             93%                (minimum -5%)

     FULL DOCUMENTATION %                                                 65%                (minimum -5%)

     UNINSURED > 80% LTV %                                                 0%                (maximum +1%)





                 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                    MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                        SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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     (1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                WFMBS MORTGAGE LOAN POOL
                                           10-YEAR THROUGH 15-YEAR FIXED RATE
                                           NON-RELOCATION/RELOCATION MORTGAGES
                                                  WFMBS SERIES 2003-02
                                                POOL PROFILE (1/10/2003)
                                                  PRICING INFORMATION

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
     RATING AGENCIES                                              TBD by Wells Fargo

     PASS THRU RATE                                                            5.25%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                      0.03%

     PRICING DATE                                                                TBD

     FINAL STRUCTURE DUE DATE                                              07-Feb-03                9:00 AM

     SETTLEMENT DATE                                                       27-Feb-03

     ASSUMED SUB LEVELS                                                          AAA          1.250%
                                                                                  AA            TBD
                                                                                   A            TBD
                                                                                 BBB            TBD
                                                                                  BB            TBD
                                                                                   B            TBD

                                                             Note:  AAA Class will be rated by two rating agencies.
                                                             AA through B Classes will be rated by one rating agency.

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

     WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
          1)  WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

     WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
          1)  ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
          2)  CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
          3)  SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

     WFMBS CONTACTS                                          Brad Davis (301) 846-8009
                                                             Mike Miller (301) 815-6397
                                                             Gretchen Markley (301) 846-8356
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                                                  WFASC DENOMINATION POLICY

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                                                                              MINIMUM              PHYSICAL            BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                       DENOMINATION          CERTIFICATES         CERTIFICATES
                                                                              (1)(4)
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

Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support                            $25,000              Allowed             Allowed

Companion classes for PAC, TAC, Scheduled Classes                               $100,000             Allowed             Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates                 $100,000           Standard           Upon Request

Notional and Nominal Face IO                                                       (2)              Standard           Upon Request

Residual Certificates                                                              (3)              Required           Not Allowed

All other types of Class A Certificates                                            (5)                 (5)                 (5)


CLASS B (Investment Grade)                                                      $100,000             Allowed             Allowed

CLASS B (Non-Investment Grade)                                                  $250,000            Required           Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.